UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205 Richmond, VA 23235
Name and address of agent for service:	The Corporation Trust Co., Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801 With Copy to: Practus, LLP 11300 Tomahawk Creek Parkway, Ste. 310 Leawood, KS 66211
Registrant's telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	March 31
Date of reporting period:	March 31, 2021

Item #1. Reports to Stockholders.

INDEX	OTG Latin America Fund

ANNUAL REPORT

For the year ended March 31, 2021

OTG Latin America Fund

OTG Latin America Fund

ANNUAL REPORT

OTG Latin America Fund

Dear Shareholder:

As we look back on the events that transpired in the last year, I would like to share with you the following:

On May 8, 2021 we will reach our second year of operations. OTG Latin America Fund (“On The Ground,” “OTGAX” or “Fund”) was launched on May 8, 2019 with the intention of providing an investment vehicle to those investors seeking investment alternatives in the Latin American Region – all the way from Mexico to Argentina. Today, we believe, OTGAX’s investment strategy coupled with the fact that our entire investment management team is based “on the ground” provides such a window of investments. We at Strategic Asset Management, Ltd. (as advisors to OTGAX) continue to believe that investment opportunities can be found in the Region, across different asset classes, countries, sectors, currencies and along the different stages of each particular economic or business cycle.

Over the past year, in accordance with its investment objective, the Fund had, under normal circumstances, at least 80% of its portfolio invested in the Latin American Region (“Region”). It is worth noting that not all countries that make up the Region are present in the Fund’s portfolio holdings due to the simple fact that, at times, we did not find opportunities that were in-line with the Fund`s objective. We moderately invested the remaining portion of the Fund`s portfolio that was not allocated to the Region in the U.S. securities market.

Our portfolio turnover rate for the past year was 250.37%, which we believe is moderate given the dynamic conditions found in the Region and when considering the events that unfolded because of the pandemic worldwide. A portion of the portfolio turnover rate can also be attributed to the shifts in relative over-weighing or relative under-weighing a specific country asset class depending on the conditions of markets at a given time.

We believe that given the favorable growth improvement in the global economy, the rollout of COVID-19 vaccines, especially in the U.S. and the additional stimulus measure; in addition, stronger growth in China will have positive spillover effects on Latin America.

The Fund’s performance for the year ending March 31, 2021 has netted a return of 40.12% excluding the impact of the Fund’s maximum sales charge. We have underperformed our benchmark which is the MSCI EM Latin America index (MXLA) that returned 46.02% during the same period. While it was a very tough year, the recovery was much stronger than we expected and we were more defensive, holding a good percentage of cash which at the end was counterproductive during the period.

ANNUAL REPORT

OTG Latin America Fund

Shareholder Letter - continued

Market corrections and bear markets inevitably happen. We believe an investor must be able to withstand these drops and stick to a long-term plan. We as the advisor of the Fund, and single largest investor, intend to be able to stick with one´s long-term strategic portfolio allocation, and with disciplined rebalancing. It is our objective to maintain a longer full market cycle perspective, not overreacting to short term performance swings, daily news flow, and other emotional/behavioral factors. Within a diversified total portfolio, we believe the equity and alternative strategies can play important roles.

We believe that the Region is positioned for growth in the years to come benefiting from the global reflation trade and a rotation from growth to value stocks in 2021. The recovery in China is very important for the Region since commodities are still the number one exports for most of the countries. The stimulus package launched by the U.S. should also be a factor for the recovery of some countries like Mexico and its tight relationship with the U.S.

The strength of external demand and the speed of domestic reopening are key drivers that we will be watching closely.

We look forward to providing our investors with prudent risk management, always paying attention to our downside. We will continue monitoring on a daily basis our positions, managing risk and looking for opportunities on either side of the cycle.

We appreciate you being a shareholder!

Sincerely,

Mauricio Alvarez

Portfolio Manager of OTG Latin America Fund & C.E.O. of Strategic Asset Management, Ltd.

La Paz, Bolivia

ANNUAL REPORT

OTG Latin America Fund

Important Disclosure Statements

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling (800) 673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 673-0550.

Strategic Asset Management, Ltd (“SAM”) waived or reimbursed part of the Fund’s total expenses. Had SAM not waived or reimbursed expenses of the Fund, the Fund’s performance would have been lower.

Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of March 31, 2021 and are subject to change at any time.

ANNUAL REPORT

OTG Latin America Fund

COMPARISON OF $10,000 INVESTMENT IN OTG LATIN AMERICA FUND
CLASS A SHARES VS. MSCI EMERGING MARKETS LATIN AMERICA INDEX
$11
$10
$9
$8
$7
$6
$5
Thousands
$8,519
$8,282
$7,868
5/8/2019
3/31/2020
3/31/2021
OTG Latin America Fund with load
MSCI EM Latin America Index
OTG Latin America Fund no load

	Class A Shares
	Total Return One Year Ended 3/31/2021	Average Annual Return Since Inception 5/8/2019 to 3/31/2020
OTG Latin America Fund
without load	40.12%	(9.46%)
with load	33.12%	(11.88%)
MSCI EM Latin America Index	46.02%	(8.10%)

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

The MSCI Emerging Markets Latin America Index captures large and mid cap representation across 6 Emerging Markets (EM) countries in Latin America. With 112 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Returns do not include dividends and distributions and are expressed in US dollars.

ANNUAL REPORT

OTG Latin America Fund

Portfolio Compositionas of March 31, 2021 (unaudited)

Holdings by Industry/Asset Class	% of Net Assets
Corporate Bonds	9.65%
Common Stocks:
Financial	16.36%
Materials	9.77%
Consumer Staples	9.55%
Energy	6.69%
Information Technology	2.57%
Consumer Discetionary	2.17%
Packaged Food	1.99%
Real Estate	1.68%
Beverage	1.10%
Industrial	1.10%
Transportation	0.75%
Health Care	0.59%
Oil & Gas	0.16%
Money Market Funds	34.26%
Total Investments	98.39%

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Schedule of InvestmentsMarch 31, 2021

		Shares	Fair Value
9.65%	CORPORATE BONDS

4.72%	ARGENTINA
	Banco Hipotecario S.A., 9.750%, 10/14/2025	360,000	$337,698
	FS Luxembourg Sarl 10%, 12/15/2025	250,000	275,731
	Republic of Argentina, Var%, 7/09/2030	242,500	81,662
	Republic of Argentina, 1.000%, 7/09/2029	8,425	3,047
	Buenos Aires, 10.875%, 1/26/2021	100,020	41,258
			739,396

0.33%	COLOMBIA
	Banco GNB Sudameri 7.500%, 7/30/2022	50,000	52,486

2.88%	MEXICO
	Braskem Idesa S A P 7.450%, 11/15/2029	250,000	248,750
	Credito Real SAB DE 8.000%, 1/21/2028	200,000	202,665
			451,415

1.72%	PERU
	PERU LNG S.R.L, 5.375%, 3/22/2030	300,000	269,756

9.65%	TOTAL CORPORATE BONDS		1,513,053
	(Cost: $1,710,430)

54.48%	COMMON STOCKS

1.29%	ARGENTINA
	Grupo Supervielle S.A. ADR	15,626	27,033
	IRSA Inversiones y Representaciones S.A. ADR	38,575	150,057

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Schedule of Investments - continuedMarch 31, 2021

		Shares	Fair Value
	YPF Sociedad Anoima	6,000	$24,660
			201,750

34.20%	BRAZIL
	Afya Ltd.*	6,600	122,694
	Ambev S.A.	63,000	172,620
	Banco Bradesco S.A. ADR	142,260	668,622
	Banco Santander (Brasil) S.A.	15,000	105,531
	BRF S.A. ADR*	82,000	368,180
	Cia Brasileira de Distribuicao ADR	23,900	139,098
	Gerdau S.A.	128,750	687,525
	Globant S.A.*	1,015	210,724
	Hapvida Participacoes e Investimentos S.A.	35,000	92,526
	Itau Unibanco Holdings S.A. ADR	97,100	481,616
	JBS SA	24,880	133,844
	Petroleo Brasileiro S.A. ADR	123,650	1,048,552
	Sendas Distribuidora S/A*	23,900	310,700
	Sequoia Logistica e Transportes S.A.*	25,000	117,789
	Vale S.A. ADR	40,300	700,414
			5,360,435

1.29%	CHILE
	Banco de Credito e Inversiones	3,818	201,919

3.44%	COLOMBIA
	Bancolombia SA	8,950	286,311
	Cementos Argos S.A.	102,462	144,108
	Grupo Aval Acciones y Valores S.A.	6,000	1,875
	Grupo Nutresa SA	17,000	107,570
			539,864
4.56%	MEXICO
	Alfa SAB De CV	298,000	172,039
	America Movil SAB	105,000	71,714
	Fibra Uno Administration S.A. de C.V.	97,500	113,960

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Schedule of Investments - continuedMarch 31, 2021

		Shares	Fair Value
	Fomento Economico Mexicano S.A.B. de C.V. ADR	22,952	$173,031
	Gentera SAB De CV*	22,697	10,138
	Gruma, S.A.B. de C.V.	8,681	102,522
	Industrias Bachoco SA de CV*	21,300	70,904
			714,308

0.60%	NETHERLANDS
	Elastic N V*	850	94,520

7.18%	PERU
	Alicorp S.A.A.	67,155	137,234
	Credicorp Ltd.	3,165	432,244
	Inretail Peru Corp.	8,729	369,237
	Intercorp Financial Services	6,265	187,324
			1,126,039

0.03%	SPAIN
	Banco Santander S.A. ADR	1,272	4,363

1.89%	UNITED STATES
	Gan Ltd*	8,000	145,600
	Medallia Inc.*	3,500	97,615
	TPG Pace Beneficial Finance Corp.*	2,700	52,866
			296,081

54.48%	TOTAL COMMON STOCKS		8,539,279
	(Cost: $ 8,338,729)

34.26%	MONEY MARKET FUNDS
	Morgan Stanley Institutional Liquidity Fund - Institutional Class 0.03%**
		5,369,421	5,369,421
	(Cost: $5,369,421)

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Schedule of Investments - continuedMarch 31, 2021

	Shares	Fair Value
98.39%	TOTAL INVESTMENTS
	(Cost: $ 15,418,580)	$15,421,753
1.61%	Other assets, net of liabilities	253,057
100.00%	NET ASSETS	$15,674,810

*Non-income producing

**Effective 7 day yield as of March 31, 2021

ADR - Security represented is held by the custodian bank in the form of American Depository Receipts.

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Statement of Assets and LiabilitiesMarch 31, 2021

ASSETS
Investments at fair value (identified cost of $15,418,580) (Note 1)	$15,421,753
Cash	15,706
Cash deposits with brokers	182,043
Dividends and interest receivable	50,306
Withholding tax reclaim	340
Prepaid expenses	34,593
TOTAL ASSETS	15,704,741

LIABILITIES
Payable for investments purchased	10,099
Accrued advisory fees	7,894
Accrued 12b-1 fees	4,664
Accrued accounting fees	3,449
Accrued transfer agent fees	1,563
Other accrued expenses	2,262
TOTAL LIABILITIES	29,931
NET ASSETS	$15,674,810

Net Assets Consist of:
Paid-in-capital applicable to 1,933,599 no par value shares of beneficial interest outstanding, unlimited shares authorized	$16,325,162
Distributable earnings (deficit)	(650,352)
Net Assets	$15,674,810

NET ASSET VALUE PER SHARE
Class A Shares
Net Assets	$15,674,810
Shares Outstanding	1,933,599
Net Asset Value and Redemption Price Per Share	$8.11
Maximum Offering Price Per Share*	$8.54
Redemption Price Per Share**	$7.95

*Includes maximum offering price per share with sales charge of 5.00%

**Redemption Price Per Share of 2% on the proceeds redeemed within 60 days of purchase.

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Statement of OperationsYear Ended March 31, 2021

INVESTMENT INCOME
Dividend (net of foreign tax withheld of $17,273)	$196,760
Interest	169,474
Total investment income	366,234

EXPENSES
Investment management fees (Note 2)	148,832
12b-1 fees (Note 2)	33,830
Recordkeeping and administrative services (Note 2)	33,026
Accounting fees	48,234
Custody fees	15,403
Transfer agent fees (Note 2)	18,137
Professional fees	34,374
Filing and registration fees	3,350
Trustee fees	7,970
Compliance fees	7,619
Shareholder servicing and reports	14,125
Insurance	2,599
Proxy expense	15,825
Other	13,082
Total expenses	396,406
Management fee waivers (Note 2)	(116,742)
Net Expenses	279,664
Net investment income (loss)	86,570

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	276,510
Net realized gain (loss) on short positions	(16,742)
Net realized gain (loss) on options written	28,419
Net realized gain (loss) on foreign currency transactions	(10,100)
Total net realized gain (loss)	278,087
Net increase (decrease) in unrealized appreciation (depreciation) of investments	3,978,851
Net increase (decrease) in unrealized appreciation (depreciation) of foreign currency	115
Total net increase (decrease) in unrealized appreciation (depreciation)	3,978,966
Net realized and unrealized gain (loss) on investments	4,257,053

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$4,343,623

OTG Latin America Fund

Statement of Changes in Net Assets

See Notes to Financial Statements

ANNUAL REPORT

	Year ended March 31, 2021	Period May 8, 2019* to March 31, 2020
Increase (decrease) in Net Assets

OPERATIONS
Net investment income (loss)	$86,570	$143,276
Net realized gain (loss) on investments, short positions, options written and foreign currency transactions	278,087	(885,470)
Net increase (decrease) in unrealized appreciation (depreciation) of investments, and foreign currencies	3,978,966	(3,975,768)
Increase (decrease) in net assets from operations	4,343,623	(4,717,962)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(116,518)	(159,495)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	4,500,032	11,549,117
Distributions reinvested	116,518	159,495
Increase (decrease) in net assets from capital stock transactions	4,616,550	11,708,612

NET ASSETS
Increase (decrease) during period	8,843,655	6,831,155
Beginning of period	6,831,155	—
End of period	$15,674,810	$6,831,155

*Commencement of operations.

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Financial HighlightsSelected Per Share Data Throughout Each Period

	Class A
	Year ended March 31, 2021		Period May 8, 2019* to March 31, 2020

Net asset value, beginning of period	$5.83		$10.00
Investment activities
Net investment income (loss) (1)	0.05		0.12
Net realized and unrealized gain (loss) on investments	2.29		(4.15)
Total from investment activities	2.34		(4.03)
Distributions
Net investment income	(0.06)		(0.11)
Net realized gain	—		(0.03)
Total distributions	(0.06)		(0.14)
Net asset value, end of period	$8.11		$5.83
Total Return	40.12%		(40.90	%)***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.93	%(A)	3.46	%(A)**
Expenses, net of waivers	2.07%		2.17	%**
Net investment income (loss)	0.64%		1.45	%**
Portfolio turnover rate	250.37%		296.18	%***
Net assets, end of period (000’s)	$15,675		$6,831

(1)Per share amounts calculated using the average share method.

(A)Ratio of total expenses before management fee waivers, excluding proxy costs, would have been 2.81% for the year ended March 31, 2021 and 3.24% for the period May 8, 2019* to March 31, 2020.

*Commencement of operations.

**Annualized

***Not annualized

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial StatementsMarch 31, 2021

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The OTG Latin America Fund (the “Fund”) is a series of the World Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 9, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a diversified open-end management company. The Fund commenced operations on May 8, 2019. The Fund offers Class A and Class C shares. As of March 31, 2021, the Fund had no Class C shares outstanding.

The investment objective of the Fund is to seek long-term capital appreciation through investments in the equity securities of companies located in Latin America.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on the national securities exchanges are valued at the last reported sale price. Investments in securities included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the New York Stock Exchange (“NYSE”), whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Other assets for which market prices are not readily available are valued at

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2021

their fair value as determined in good faith by the administrator, in conjunction with the Adviser, under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. The Fund may use fair value pricing more often due to the Fund’s global focus.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

In accordance with GAAP, “fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2021

extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets
Corporate Bonds	$—	$1,513.053	$—	$1,513,053
Common Stocks	8,539,279	—	—	8,539,279
Short Term Investments	5,369,421	—	—	5,369,421
	$13,908,700	$1,513,053	$—	$15,421,753

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and country.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2021

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of March 31, 2021, there were no such reclassifications.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2021

Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. Currently, the Fund may engage in selling securities short. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sell short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and cash securities deposited in a segregated account with the Fund’s custodian. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. The Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing of the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Any realized gain will be decreased, and any realized loss increased by the amount of transaction costs.

At March 31, 2021, the Fund held no securities sold short.

Derivatives

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Fund may use derivatives to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2021

losses, it can also reduce or eliminate gains. When the Fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk and index risk.

The effect of derivative instruments on the Statement of Operations and whose underlying risk exposure is equity price risk for the year ended March 31, 2021 is as follows:

Derivative	Realized Gain (Loss) On Derivatives Recognized in Income*	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income**
Written Options	$28,419	$—

*Statement of Operations location: Net realized gain (loss) on options written.

**Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on options written.

The effect of the derivative instruments on the Statement of Operations for the year ended March 31, 2021, serve as indicators of the volume of financial derivative activity for the Fund. The following indicates the average volume for the period:

Average notional value of:
Written Options	$78,725

Options

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2021

brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Adviser, Strategic Asset Management, Ltd (“SAM”), provides investment services for an annual fee of 1.10% of average daily net assets of the Fund.

SAM earned and waived management fees and reimbursed Fund expenses for the year ended March 31, 2021 as follows:

Management Fee Earned	Management Fee Waived	Expenses Reimbursed
$148,832	$116,742	$ —

SAM has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.70% of the average daily net assets of the Fund. This agreement is in effect until July 31, 2022. Each waiver or reimbursement of an expense by SAM is subject to repayment by the Fund within the three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The total amounts of recoverable reimbursements as of March 31, 2021 are as follows:

Recoverable Waivers and/or Reimbursements and Expiration Date
2023	2024	Total
$126,953	$116,742	$243,695

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2021

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees. The Plan provides that the Fund may pay a fee at an annual rate of up to 0.25% of average net assets of the Class A shares in consideration for distribution related services.

The Fund has adopted a shareholder services plan. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in shares; (v) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders; and (viii) processing dividend payments from the Fund on behalf of shareholders.

For the year ended March 31, 2021, the following fees were incurred:

Class	Type of Plan	Fees Incurred
Class A Class A	12b—1 Shareholder Services	$33,830 $14,125

Commonwealth Fund Services, Inc. (“CFS”), acts as the Fund’s administrator, transfer and dividend disbursing agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For the year ended March 31, 2021, the following fees were paid by the Fund to CFS:

Administration	Transfer Agent
$28,542	$15,927

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus LLP. Tina H. Bloom is Assistant Secretary of the Trust and Partner of Practus LLP. Officers and/or directors of CFS, Mr. Lively and Ms. Bloom receive no special compensation from the Trust or the Fund for serving as officers of the Trust.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2021

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from the sales of securities other than short-term investments for the year ended March 31, 2021, were as follows:

Purchases	Sales
$24,676,470	$25,635,688

The above amounts do not include the following:

Proceeds from short sales	Sales of short securities
$235,172	$218,430

Premiums from Options Written	Options Bought Back
$33,099	$ —

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short capital gains as ordinary income for tax purposes.

The tax character of distributions paid during the year ended March 31, 2021 was as follows:

	Year ended March 31, 2021	Period May 8, 2019 to March 31, 2020
Distributions paid from:
Ordinary income	$116,518	$159,495

As of March 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed net investment income	$322,352
Other losses	(12,063)
Net unrealized appreciation (depreciation) on investments	(960,641)
$(650,352)

For tax purposes, the Fund had a current year post October currency loss of $12,063. This loss will be recognized on the first business day of the Fund’s following fiscal year, April 1, 2021.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2021

Cost of securities for Federal Income tax purpose and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Unrealized Appreciation (Depreciation)
$16,382,419	$1,082,383	$(2,043,049)	$(960,666)

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest transactions for the Fund were:

	Year ended March 31, 2021	Period May 8, 2019 to March 31, 2020
Shares sold	748,757	1,154,935
Shares reinvested	14,021	15,886
Net increase (decrease)	762,778	1,170,821

NOTE 6 – RISKS AND BORROWINGS

The Fund may engage in borrowing for leverage. The Fund has the ability to borrow funds (leverage) on a secured basis to invest in portfolio securities.

Leverage creates an opportunity for increased income and capital appreciation but at the same time, it creates special risks that will increase the Fund’s exposure to capital risk. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. To secure the Fund’s obligation on these loans, the Fund will pledge portfolio securities in an amount deemed sufficient by the lender. Pledged securities will be held by the lender and will not be available for other purposes. The Fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent the Fund from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the Fund to sell assets it would not otherwise choose to sell at that time.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2021

To the extent the income or capital appreciation derived from securities purchased with Fund assets received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such Fund assets is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. Nevertheless, the Fund may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

The Fund has a leverage agreement with Interactive Brokers. During the year ended March 31, 2021, the Fund had no borrowings.

NOTE 7 – ADVANCES

The Fund has a custody agreement with UMB Bank N.A. (“Custodian”) which allows overdrafts (“Advances”). Any such Advance shall not exceed the Fund’s or the 1940 Act’s limitation concerning borrowings. The Fund accrues interest on these Advances at a rate agreed upon in writing from time to time by the Custodian and the Fund. During the year ended March 31, 2021, there were no borrowings.

NOTE 8 – RECENT MARKET EVENTS

In early 2020, an outbreak of the novel strain of coronavirus (“COVID-19”) emerged globally. As a result, there have been mandates from federal, state and local authorities resulting in an overall decline in economic activity. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments is not reasonably estimable at this time.

NOTE 9 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

ANNUAL REPORT

OTG Latin America Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of
OTG Latin America Fund and the
Board of Trustees of The World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of OTG Latin America Fund (the “Fund”), a series of the World Funds Trust, including the schedule of investments, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period May 8, 2019 (commencement of operations) through March 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period May 8, 2019 (commencement of operations) through March 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more funds in the World Funds Trust since 1995.

ANNUAL REPORT

OTG Latin America Fund

Report of Independent Registered Public Accounting Firm - continued

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 1, 2021

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235, unless otherwise indicated.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Non-Interested Trustees

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (66) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013.	22	ETF Opportunities Trust for the seven series of that Trust (registered investment company)
Mary Lou H. Ivey (63) Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), since 2008.	22	ETF Opportunities Trust for the seven series of that Trust (registered investment company)
Theo H. Pitt, Jr. (85) Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	22

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; Starboard Investment Trust for the 12 series of that trust; and ETF Opportunities Trust for the seven series of that Trust (all registered nvestment companies)

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Officers Who Are Not Trustees

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert (57) President	Indefinite, Since August 2017

Managing Director of Business Development, Commonwealth Fund Services, Inc. (fund administration and transfer agency), October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. (fund administration and transfer agency) from 1986 to 2013.

Karen M. Shupe (57) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (66) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (52) Secretary	Indefinite, Since November 2013	Attorney, PractusTM LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
Tina H. Bloom (52) Assistant Secretary	Indefinite, Since November 2018

Attorney, PractusTM LLP, May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc., November 2017 to May 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC (fund administration and transfer agency) from 2011-2017.

Holly B. Giangiulio (59) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present, Corporate Accounting and HR Manager from 2010 to 2015.
Julian G. Winters (52) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Voting Proxies On Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-PORT” (these portfolio holdings were previously filing on Form N-Q). These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov.

Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of the annual report.

Advisory Agreement Approval – OTG Latin America Fund

At a meeting held on February 18, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) considered the approval of the continuance of the Investment Advisory Agreement (“Advisory Agreement”) between the Trust and Strategic Asset Management, Ltd. (the “Adviser”) in regard to the OTG Latin America Fund (the “OTG Fund”). The Board discussed the arrangements between the Adviser and the Trust with respect to the OTG Fund. The Board reflected on its discussions regarding Advisory Agreement and the manner in which the OTG Fund was to be managed with a representative of the Adviser at the Meeting.

At the Meeting, the Board considered, among other things, a memorandum from the Trust’s legal counsel (“Counsel”) provided at prior meetings and that was accessible to the Trustees, that summarized, among other things, the fiduciary duties and responsibilities of the Trustees regarding the renewal of the Advisory Agreement, a letter from Counsel to the Adviser and the Adviser’s responses to that letter, a copy of the Adviser’s financial information, a fee and performance comparison analysis for the OTG Fund and comparable mutual funds, and the Advisory Agreement. The Trustees reviewed the types of information and factors to be considered by the Board in order to make an informed decision regarding the continuance of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the OTG Fund; (iii) the costs of the services provided and profits realized by the Adviser from the relationship with the OTG Fund; (iv) the extent to which economies of scale would be realized if the OTG Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the OTG Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented to the Board in the Adviser’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the OTG Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the OTG Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations by the Adviser on its investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the OTG Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; and (vii) the memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board considered that it was contemplated that the investment advisory responsibilities for the OTG Fund would be transferred to a newly formed investment adviser, which was in the process of registering with the Securities and Exchange Commission (the “Transaction”), and that after such Transaction, there would be substantial continuity in management of the OTG Fund as the person responsible for managing the day-to-day portfolio management and other advisory services of the OTG Fund would remain the same.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the OTG Fund, information on investment advice, performance, summaries of OTG Fund expenses, its compliance program, current legal matters (if any), and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the OTG Fund; (iii) the anticipated effect of size on the OTG Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the OTG Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

In deciding whether to approve the Advisory Agreement, the Trustees considered numerous factors, including:

1.The nature, extent, and quality of the services to be provided by the Adviser.

In this regard, the Board considered the responsibilities of the Adviser under the Advisory Agreement. The Board reviewed the services provided by the Adviser to the OTG Fund including, without limitation, the process for formulating investment recommendations and assuring compliance with the OTG Fund’s investment objectives and limitations; the coordination of services for the OTG Fund among the service providers, and the efforts of the Adviser to promote the OTG Fund and grow assets. The Board considered: the Adviser’s staffing, personnel, and methods of operating; the education and experience of its personnel; and its compliance programs, policies and procedures. The Board also considered that the Adviser had previously provided advisory services to two other portfolio series of the Trust. It was noted that the Adviser had engaged a U.S. compliance service provider to provide chief compliance officer services, among other services, to the Adviser. The Board also considered the representations of the Adviser of the financial support that would continue to be provided by the Adviser’s affiliate. The Board considered that after the Transaction, it was contemplated that there would not be any diminution in the nature, extent and quality of the services to be provided to the OTG Fund. After reviewing the foregoing and further information from the Adviser, the Board concluded that the quality, extent, and nature of the services to be provided by the Adviser was satisfactory and adequate for the OTG Fund.

2.Investment Performance of the OTG Fund and the Adviser.

The Trustees noted that OTG Fund was relatively new with limited operating and performance history. The Trustees considered the OTG Fund’s performance versus its Morningstar Latin America category (the “Category”) which consisted of only four actively managed funds with similar share class characteristics. It was noted that due to the limited number of funds in the Category, no separate peer group was derived by Broadridge from the Morningstar data. The Trustees considered that the OTG Fund’s performance for the year ended December 31, 2020 ranked second with the Category and was above the Category median. The Trustees further considered that the OTG Fund’s performance for that same period trailed to its benchmark index, the MSCI EM Latin America Index. The Trustees reflected on their discussions with a representative of the Adviser during the Meeting and considered the Adviser’s explanation for the performance of the OTG Fund thus far. Based on these considerations, the Board concluded that the performance of the OTG Fund was satisfactory.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

3.The costs of services provided and profits realized by the Adviser from the relationship with the OTG Fund.

In this regard, the Board considered: the financial condition of the Adviser and the level of commitment to the OTG Fund by the Adviser’s principals and its affiliate, including financial support from the firm’s affiliate; and the expenses of the OTG Fund, including the nature and frequency of advisory fee payments. The Board compared the fees and expenses of the OTG Fund (including the advisory fee) to other funds in the Category. The Board noted that the Fund’s net expenses and advisory fee payable to the Adviser under the Advisory Agreement was the highest of the four funds in the Category. The Board noted that the Adviser has waived its advisory fee in its entirety since the commencement of the OTG Fund’s operations pursuant to the expense limitation arrangements in place. The Board further noted that the OTG Fund’s $12 million asset base was significantly lower than the $218.5 median of the Category as a result of which the OTG Fund experienced less economies of scale than its competitors. The Board determined that the advisory fees were within an acceptable range in light of the services to be rendered by the Adviser. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser were fair and reasonable.

4.The extent to which economies of scale would be realized as the OTG Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the OTG Fund’s investors.

In this regard, the Board considered the OTG Fund’s fee arrangements with the Adviser. The Board noted that the advisory fee would stay the same as asset levels increased, although it noted that the Adviser had entered into an expense limitation arrangement pursuant to which it has essentially agreed to cap the OTG Fund’s fees at 1.70% excluding certain expenses and that the Adviser has waived its advisory fee in its entirety since the commencement of the OTG Fund’s operations. Following further discussion of the OTG Fund’s current and projected asset levels and expectations for growth, the Board determined that the OTG Fund’s fee arrangement with the Adviser was fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by the Adviser.

5.Possible conflicts of interest and other benefits.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the OTG Fund; the basis of decisions to buy or sell securities for the OTG Fund;

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

the substance and administration of the Adviser’s Code of Ethics and other relevant policies described in the Adviser’s Form ADV. The Board considered the benefits identified by the Adviser from its relationship with the OTG Fund. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interest, as well as the benefits derived by the Adviser from managing the OTG Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion and careful review by the Board, the Board determined that the compensation payable under the Advisory Agreement was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they approved the continuance of the Advisory Agreement for a one-year term.

Interim and New Advisory Agreement Approval

OTG Latin America Fund

At a meeting held on February 18, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) considered the re-approval of a new Investment Advisory Agreement (the “New Advisory Agreement”) and an interim Investment Advisory Agreement (the “Interim Agreement”) between the Trust and MSC Capital Ltd. (“MSC Capital”) in regard to the OTG Latin America Fund (the “OTG Fund”). The Board noted that due to certain changes reported by Strategic Asset Management, Ltd. (“Strategic”), the current adviser of the OTG Fund, impacting its ownership structure, Strategic will not be able to continue serving as the investment adviser to the OTG Fund. The Trustees considered that Strategic recommended that MSC Capital be approved by the Board as the interim adviser, and subject to shareholder approval, the new adviser to the OTG Fund. The Trustees also considered that for MSC Capital to continue to provide investment management services to the OTG Fund beyond the term of the Interim Agreement (maximum term of 150 calendar days), the New Advisory Agreement must be approved by OTG Fund’s shareholders. It was noted that, at a special meeting held on June 24, 2020 (the “June Meeting”), the Board approved the Interim Agreement and the New Advisory Agreement and MSC Capital as the interim and new investment adviser to the OTG Fund. It was reported to the Board at the June Meeting that MSC Capital is a newly formed entity and that, after approval by the Board, the Interim Agreement would become effective pending certain regulatory approvals related to MSC Capital’s registration as an investment adviser. The Trustees noted that the necessary

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

regulatory approvals have not yet been obtained and determined that, due to the unexpected length of time that has passed, it would be prudent to consider the re-approval of the New Advisory Agreement and the Interim Agreement.

The Trustees considered that, pursuant to the terms of the Interim Agreement, MSC Capital will provide advisory services to the OTG Fund under the Interim Agreement, until the earlier of: (i) the date on which the OTG Fund’s shareholders approve the New Advisory Agreement; or (ii) 150 calendar days from the effective date of the Interim Agreement. The Trustees further considered that the Interim Agreement is identical in all material respects to the Trust’s current investment advisory agreement on behalf of the OTG Fund with Strategic (the “Current Advisory Agreement”) and the New Advisory Agreement except that the Interim Agreement requires all investment advisory fees to be held in escrow pending the approval of the New Advisory Agreement, it has a maximum term of 150 calendar days, and the Board or a majority of the OTG Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days’ written notice. The Trustees noted that, if the OTG Fund’s shareholders do not approve the New Advisory Agreement with MSC Capital, MSC Capital will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned); however, should the OTG Fund’s shareholders approve the New Advisory Agreement, the Trustees further noted that the escrowed investment advisory fees will be paid to MSC Capital and the Interim Agreement will terminate and the New Advisory Agreement will take effect.

The Board considered a memorandum from Trust counsel (“Counsel”), provided and reviewed at the June Meeting and that was accessible to the Trustees, that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Interim Agreement and the New Advisory Agreement (together, the “OTG Advisory Agreements”). The Trustees reviewed the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the OTG Advisory Agreements, including the following material factors: (i) the nature, extent, and quality of the services provided by MSC Capital; (ii) the investment performance of MSC Capital; (iii) the costs of the services provided and profits realized by MSC Capital from its relationship with the OTG Fund; (iv) the extent to which economies of scale would be realized if the OTG Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of OTG Fund investors; and (v) MSC Capital’s practices regarding possible conflicts of interest.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

In assessing these factors and reaching its decisions, the Board took into consideration information specifically provided by MSC Capital during the approval process, including information presented to the Board during the Meeting. The Board also considered information regarding the expense limitation arrangements and the manner in which the OTG Fund would be managed. The Board requested and was provided with information and reports relevant to the approval of the OTG Advisory Agreements, including: (i) reports regarding the services and support to be provided to the OTG Fund and its shareholders by MSC Capital; (ii) presentations addressing the investment philosophy, investment strategy, personnel, and operations to be utilized in managing the OTG Fund; (iii) disclosure information contained in the registration statement of the Trust, including the investment descriptions of the OTG Fund, and a draft Form ADV of MSC Capital; (iv)  the investment performance of the OTG Fund; (v) periodic commentary on the reasons for the performance provided by the portfolio manager of the OTG Fund who would continue in that role with MSC Capital; and (vi) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the OTG Advisory Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about MSC Capital, including financial information, a description of personnel and the services to be provided to the OTG Fund, information on investment advice, performance, summaries of expenses for the OTG Fund, its compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the OTG Fund; (iii) the anticipated effect of size on the OTG Fund’s performance and expenses; and (iv) benefits to be realized by MSC Capital from its relationship with the Trust and the OTG Fund. The information provided was identical to the information requested and provided at the June Meeting and included a written representation from MSC Capital that no changes had occurred since that time that would materially impact the information provided.

In deciding whether to approve the OTG Advisory Agreements, the Trustees considered numerous factors, including:

(1)The nature, extent, and quality of the services provided by MSC Capital.

In this regard, the Board considered the responsibilities of MSC Capital under the OTG Advisory Agreements. The Board reviewed the services to be provided by MSC Capital to the OTG Fund including, without limitation, the process for formulating investment recommendations and assuring compliance with

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

the OTG Fund’s investment objectives and limitations, the coordination of services for the OTG Fund among the service providers, and the anticipated efforts of MSC Capital to promote the OTG Fund and grow assets. The Board considered that the personnel responsible for accomplishing the foregoing under the Current Advisory Agreement would be the same as under the OTG Advisory Agreements. The Board considered: MSC Capital’s staffing, personnel, and methods of operating; the education and experience of its personnel; its compliance programs, policies and procedures; and the fact that the change in investment adviser to MSC Capital will not result in any change to the OTG Fund’s portfolio manager or to the operations of the Fund. The Board acknowledged the additional resources that may be available to MSC Capital from its principals. The Board also considered the financial condition of MSC Capital. It was noted that MSC Capital had engaged a U.S. compliance service provider to provide chief compliance officer services, among other services, to MSC Capital. After reviewing the foregoing and further information from MSC Capital, the Board concluded that the quality, extent, and nature of the services to be provided by MSC Capital were satisfactory and adequate for the OTG Fund.

(2)Investment Performance of the OTG Fund and MSC Capital.

The Board noted that the OTG Fund’s portfolio manager at Strategic will assume a position with MSC Capital and will continue to the serve as the Fund’s sole portfolio manager. The Board considered that the OTG Fund had relatively little performance returns to review. The Board also considered that the OTG Fund is MSC Capital’s sole client. Based on the foregoing, the Board concluded that the investment performance information presented for the OTG Fund was satisfactory.

(3)The costs of services to be provided, and profits to be realized by MSC Capital from the relationship with the OTG Fund.

In this regard, the Board considered MSC Capital’s staffing, personnel, and methods of operating; the financial condition and projected profitability of MSC Capital and the level of commitment to the OTG Fund by MSC Capital’s principals; the benefits for MSC Capital in managing the OTG Fund; the overall expenses of the OTG Fund; and the nature and frequency of advisory fee payments. The Board also considered that the advisory fee will not change for the OTG Fund under the OTG Advisory Agreements, and that the fee waivers and expense reimbursements previously provided by Strategic to the OTG Fund would remain in place under the arrangements in place with MSC Capital through August 31, 2021. The Trustees reviewed information provided

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

by MSC Capital regarding its anticipated profits associated with managing the OTG Fund. The Board compared the fees and expenses of the OTG Fund (including the advisory fee) to those of a peer group selected by Broadridge from Morningstar’s Latin America Stock category (the “Peer Group”) consisting of other funds comparable to the OTG Fund in terms of the type of fund, the style of investment management, the size of fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the Peer Group consisted of only three funds and that all three of the peers’ net assets were significantly higher than the OTG Fund’s net assets which limited the relevance of the Peer Group information. The Trustees considered that the OTG Fund’s gross and net expense ratio was the highest of the Peer Group but that its advisory fee was in line with two of the three peers. The Board also determined that the advisory fees were within an acceptable range in light of the services to be rendered by MSC Capital. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the profitability of and the fees paid to MSC Capital were fair and reasonable.

(4)The extent to which economies of scale would be realized as the OTG Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the OTG Fund’s investors.

In this regard, the Board considered that the OTG Fund’s fee arrangements with MSC Capital did not contain breakpoints such that shareholders could experience economies of scale as assets increase. However, the Trustees considered the unique investment strategy of the OTG Fund and determined that the management fee structure was acceptable. The Trustees also noted that the OTG Fund would benefit from economies of scale under its agreements with some of its service providers other than MSC Capital. The Board also considered the expense cap in place for the OTG Fund, which will benefit shareholders immediately (rather than at some larger asset size), and that MSC Capital would continue the expense cap through at least August 31, 2021. Following further discussion of the OTG Fund’s current asset levels, expectations for growth, and levels of fees, the Board determined that the OTG Fund’s fee arrangements with MSC Capital were fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by MSC Capital and that the expense limitation arrangements provided potential savings or protection for the benefit of the OTG Fund’s shareholders.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

(5)Possible conflicts of interest and other benefits.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the OTG Fund; the basis of decisions to buy or sell securities for the OTG Fund; the substance and administration of MSC Capital’s Code of Ethics and other relevant policies of MSC Capital. The Board considered the benefits MSC Capital may derive from managing the OTG Fund other than receiving its advisory fee, which included exposure to US markets, research, and access to additional management resources. Following further consideration and discussion, the Board indicated that MSC Capital’s standards and practices relating to the identification and mitigation of potential conflicts of interest, as well as the benefits to be derived by MSC Capital from managing the OTG Fund, were satisfactory.

The Board did not identify any particular information that was most relevant to its consideration to approve the OTG Advisory Agreements and each Trustee may have afforded different weight to the various factors. After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion and careful review by the Board, the Board determined that the compensation payable under the OTG Advisory Agreements was fair, reasonable, and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and it approved the OTG Advisory Agreements.

ANNUAL REPORT

OTG Latin America Fund

Fund Expenses

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares and (2) ongoing costs, including management fees, distributions (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2020, and held for the period ended March 31, 2021.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ANNUAL REPORT

OTG Latin America Fund

Fund Expenses - continued

	Beginning Account Value (10/1/20)	Ending Account Value (3/31/21)	Annualized Expense Ratio	Expenses Paid During the Year Ended* (3/31/21)
Class A Actual	$1,000.00	$1,106.95	2.07%	$10.87
Class A Hypothetical**	$1,000.00	$1,014.65	2.07%	$10.40

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half year divided by 365 days in the current year.

**5% return before expenses

Investment Adviser:

Strategic Asset Management, Ltd.
Calle Ayacucho No. 277
La Paz, Bolivia

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Tait, Weller and Baker LLP
Two Liberty Place
50 S 16th St, Suite 2900
Philadelphia, Pennsylvania 19102-2529

Transfer Agent and Administrator:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Legal Counsel:

Practus LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Custodian:

UMB Bank
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

ITEM 2.	CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $15,500 for 2021 and $13,500 for 2020.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2021 and $2,000 for 2020. The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2021 and $0 for 2020.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant's Audit Committee must pre-approve all audit and non-audit services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant's principal  accountant to the OTG Latin America Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)           NA

(c)            0%

(d)           NA

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2020.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant's investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by  this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: June 4, 2021

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: June 4, 2021

* Print the name and title of each signing officer under his or her signature.